UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 2, 2026

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 26, 2025, Reliability Incorporated (the “Company”) received the Arbitrator’s Opinion and Supplemental Award Regarding Proposed Conclusions of the Receiver (the “Supplemental Award”) in the arbitration matter involving Vivos Group, Inc.

The Supplemental Award adopts and affirms the Receiver’s Proposed Conclusions, with certain clarifications and modifications, and provides additional directives relating to the enforcement and administration of prior arbitration awards.

The Supplemental Award:

●	Affirms the Receiver’s findings and recommendations regarding the administration and enforcement of prior arbitration awards;
●	Imposes a constructive trust over certain shares of the Company’s common stock held by specified third parties, restricting the transfer, voting, or other disposition of such shares pending further court action;
●	Directs the Company’s transfer agent to effect the transfer of specified shares of the Company’s common stock to the Company in accordance with the arbitration awards;
●	Authorizes the Company to pursue recoupment and collection actions, including through judicial proceedings, against certain parties and assets to satisfy outstanding award balances; and
●	Confirms that the Company may proceed independently of the Receiver in enforcing and collecting amounts owed under the arbitration awards.
●	Certain aspects of the Supplemental Award contemplate further judicial proceedings to effect enforcement and recovery; however, the Award materially affirms and clarifies the Company’s rights and remedies under the arbitration rulings.
●	The Company is currently evaluating the Supplemental Award and intends to take appropriate actions to enforce its rights thereunder, including pursuing any required court filings and transfer agent actions.

The Supplemental Award directs the transfer of a substantial number of the Company’s common shares to the Company, subject to further enforcement and transfer agent actions. The Supplemental Award may be challenged in Maryland State Court, and the Company intends to move promptly for a court order confirming the Supplemental Award.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations regarding enforcement, recovery, and future proceedings related to the arbitration awards. Actual results may differ materially due to risks and uncertainties, including the outcome of judicial proceedings and enforcement actions. The Company undertakes no obligation to update forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Arbitrator’s Opinion and Supplemental Award Regarding Proposed Conclusions of the Receiver (filed herewith)
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

	By:	/s/ Nick Tsahalis
Nick Tsahalis President and Chief Executive Officer

Date: January 2, 2026